UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (date of earliest event reported): August 27, 2007
OPENTV CORP.
(Exact name of registrant as specified in its charter)

British Virgin Islands	001-15473	98-0212376

(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
275 Sacramento Street
San Francisco, California 94111
(Address of principal executive offices and zip code)
Registrant’s telephone number, including area code: (415) 962-5000
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Item 9.01. Financial Statements And Exhibits.
SIGNATURES
[EXHIBIT INDEX]

Item 5.02.     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     On August 27, 2007, the Board of Directors (the “Board”) of OpenTV Corp. (the “Company”) approved the adoption of a 2007 Management Bonus and Equity Issuance Plan (the “2007 Plan”). The 2007 Plan provides that:
•	2007 bonus awards for certain senior management of the Company, other than the Chief Executive Officer, shall be based upon achievement of profitability targets for the Company;
•	the profitability targets are based upon the Company’s cumulative net income measured over any four consecutive fiscal quarters during the period commencing April 1, 2007 and ending December 31, 2009 (“Cumulative Net Income”), where Cumulative Net Income is based on net income as publicly reported in the financial statements of the Company, subject to certain exclusions;
•	subject to achievement of the profitability targets, the bonus award is comprised of a cash amount and a grant of restricted Class A ordinary shares of the Company issued pursuant to the Company’s 2005 Incentive Plan; and
•	the restricted shares will vest, and the cash will become payable, in each case on a pro rata basis, based on the following schedule: (i) 62.5% upon the Company achieving Cumulative Net Income equal to or greater than zero, (ii) 12.5% upon the Company achieving Cumulative Net Income equal to $4,000,000, and (iii) 25% upon the Company achieving Cumulative Net Income equal to $6,000,000.
     The following sets forth the potential bonus amounts payable pursuant to the 2007 Plan to the Company’s named executive officers for the year ended December 31, 2006.

Name; Title	Cash Amount	Number of
		Restricted Shares

Shum Mukherjee	$134,975	59,989
Executive Vice President and Chief Financial Officer

Nigel Bennett	$127,776	56,789
Senior Vice President, Customer Operations
Item 9.01.     Financial Statements And Exhibits.
(c) Exhibits
10.1  Form of Restricted Share Agreement (incorporated by reference to Exhibit 4.6 to the Form S-8 of OpenTV Corp. (Registration No. 333-145720) as filed with the Securities and Exchange Commission on August 27, 2007).

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

OPENTV CORP.
Date: August 27, 2007	By:	/s/ Shum Mukherjee
		Name:	Shum Mukherjee
		Title:	Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
10.1	Form of Restricted Share Agreement (incorporated by reference to Exhibit 4.6 to the Form S-8 of OpenTV Corp. (Registration No. 333-145720) as filed with the Securities and Exchange Commission on August 27, 2007).